                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
               8 1/2% SENIOR NOTES DUE 2011 (CUSIP NO.          )
                              IN EXCHANGE FOR NEW
               8 1/2% SENIOR NOTES DUE 2011 (CUSIP NO.          )
            REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED
                                       OF
                       FELCOR LODGING LIMITED PARTNERSHIP

     Registered holders of outstanding 8 1/2% Senior Notes Due 2011 (Cusip
No.          ) (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 8 1/2% Senior Notes Due 2011 (Cusip
No.          ) that are registered under the Securities Act of 1933, as amended
(the "New Notes"), of FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Company"), and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to SunTrust Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus dated
            , 2001 of FelCor Lodging Limited Partnership (the "Prospectus").

     THE MAILING ADDRESS, FACSIMILE NUMBER AND TELEPHONE NUMBER OF THE EXCHANGE AGENT ARE AS FOLLOWS:

                           BY REGISTERED OR CERTIFIED
                   MAIL, HAND DELIVERY OR OVERNIGHT DELIVERY:

                                 SUNTRUST BANK
                           CORPORATE TRUST DEPARTMENT
                           25 PARK PLACE, 24TH FLOOR
                             ATLANTA, GA 30303-2900
                           ATTENTION: GEORGE T. HOGAN

                                       OR

                                 SUNTRUST BANK
                               C/O COMPUTERSHARE
                           CORPORATE TRUST DEPARTMENT
                               WALL STREET PLAZA
                           88 PINE STREET, 19TH FLOOR
                           ATTENTION: MARY ANN LUISI
                            NEW YORK, NEW YORK 10005

                                 BY FACSIMILE:

                              (404) 588-7335 (GA)
                              (212) 701-7648 (NY)

                         CONFIRM RECEIPT BY TELEPHONE:
                              (404) 588-7591 (GA)
                              (212) 701-7673 (NY)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentleman:

     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

                                     DESCRIPTION OF SECURITIES TENDERED
                                        8 1/2% SENIOR NOTES DUE 2011
                                                    CERTIFICATE
                                                     NUMBER(S)      AGGREGATE PRINCIPAL       PRINCIPAL
   NAMES AND ADDRESSES OF REGISTERED HOLDER        OF OLD NOTES      AMOUNT REPRESENTED       AMOUNT OF
 AS IT APPEARS ON THE OLD NOTES (PLEASE PRINT)       TENDERED          BY OLD NOTES*/    OLD NOTES TENDERED






     If Old Notes will be delivered by book-entry transfer to The Depositary Trust Company, provide account number.

                                 Account Number
                         ------------------------------
---------------

*/ Must be in denominations of $1,000 and any integral multiple thereof.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
       THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF
      THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
          REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

-----------------------------------------------  ------------------------------

-----------------------------------------------  Date Signatory

Signature(s) of Owner(s) or Authorized
Area Code and Telephone Number:
                               ----------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
           ---------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), hereby:

     (a) represents that the above named person(s) "own(s)" the Old Notes to be tendered within the meaning of Rule 14e-4 under the Exchange Act;

     (b) represents that such tender of Old Notes complies with Rule 14e-4 under the Exchange Act; and

     (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes to be tendered, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures, or an Agent's Message, in the case of a book-entry transfer, and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm: ---------------------------------------  -----------------------------------------------------
                                                       (Authorized Signature)
Address: --------------------------------------------  Title:
-----------------------------------------------------  -----------------------------------------------------
-----------------------------    --------------------  Name: -----------------------------------------------
                                 (Zip Code)                   (Please Type or Print)
Area Code and                                          Date: -----------------------------------------------
Telephone Number: -------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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